Exhibit 10.22.4

THIS INSTRUMENT PREPARED BY

AND RETURN TO:

Thomas M. Little, Esquire

Foley & Lardner, LLP

100 North Tampa Street

Suite 2700

Tampa, Florida  33602

NOTICE OF FUTURE ADVANCE, NOTE, MORTGAGE AND LOAN DOCUMENT
MODIFICATION AGREEMENT

THIS NOTICE OF FUTURE ADVANCE, NOTE, MORTGAGE, AND LOAN DOCUMENT MODIFICATION AGREEMENT (“Agreement”), is made effective as of the        day of August, 2005, by and among GTA STONEHENGE, LLC, a South Carolina limited liability company (the “Mortgagor”); GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership, (the “Guarantor”); and TEXTRON FINANCIAL CORPORATION, a Delaware corporation, whose address is 11575 Great Oaks Way, Suite 210, Alpharetta, Georgia 30022 (the “Leasehold Mortgagee”), who is the holder of that certain Leasehold Mortgage, Security Agreement and Fixture Filing dated March 18, 2004, and recorded in Book 00914, beginning on Page 0067 of the Public Records of Richland County, South Carolina (the “Leasehold Mortgage”).

R E C I T A L S :

A.                                   Mortgagor has a leasehold interest in that certain real property, situate, lying and being in Richland County, South Carolina (the “Property”), which is more particularly described in the Leasehold Mortgage.

B.                                     Mortgagor is indebted to Mortgagee, as evidenced by that certain Revolving Promissory Note dated March 18, 2004, in the original principal amount of Two Million One Hundred Thousand and No/100 Dollars ($2,100,000.00) (the “Prior Note”).

C.                                     The payment of the indebtedness evidenced by the Prior Note is secured by, among other things, (i) the Leasehold Mortgage, as amended by this Agreement (collectively, the “Mortgage”), which Mortgage encumbers the real property described in the Leasehold Mortgage, (ii) that certain Assignment of Leases, Rents and Contracts dated as of March 18, 2004, and recorded in Book 00914, beginning on Page 0106 of the Public Records of Richland County, South Carolina (the “Assignment”), (iii) that certain Guaranty Agreement dated March 18, 2004 in favor of Mortgagee and executed by Guarantor (the “Guaranty Agreement”), (iv) that certain UCC Financing Statement recorded in Book 00914, Page 0168 in the Public Records of Richland County, South Carolina and (v) that certain Loan Agreement dated as of March 18, 2004 (the “Loan Agreement”).

D.                                    The Mortgage, the Assignment, the Guaranty Agreement and all other documents evidencing and/or securing the Prior Note and the Note (as defined herein), the Loan Agreement (as defined herein), the Mortgage Security Agreement and Fixture Filing securing the Guaranty Agreement recorded in Book 00914 beginning on Page 0030 of the Public Records of Richland County, South Carolina (the “Guaranty Mortgage”) and all other documents evidencing and/or securing the Note are hereinafter collectively referred to as the “Loan Documents”.

E.                                      The Mortgagor desires to obtain an additional advance in the amount of Two Million One Hundred Thousand and No/Dollars ($2,100,000.00) from Mortgagee, and Mortgagee is willing to advance such sum provided that the repayment of such sum is secured as a future advance (the “Future Advance”) under the terms of the Loan Documents and as set forth herein.

F.                                      Of even date herewith, Mortgagor executed that certain Amended and Restated Revolving Promissory Note in the original principal amount of $4,200,000.00, in favor of Mortgagee (the “Note”), evidencing the Future Advance and governing the terms and conditions of advancing same.

G.                                     Mortgagee and Mortgagor have further agreed to modify and amend certain terms and conditions of the Mortgage and Loan Documents to evidence the addition of the Future Advance to the indebtedness evidenced by the Note.

NOW, THEREFORE, in consideration of the Future Advance, and in consideration of the premises and of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged among the parties, it is agreed as follows:

1.                                       Recitals.  The above recitals are true and correct and are incorporated herein.

2.                                       Future Advance.  This Agreement evidences an additional advance made by Mortgagee pursuant to the future advance provision of the Mortgage referred to hereinabove.  This additional advance is evidenced by the Note of even date herewith. It is agreed that the indebtedness evidenced by the Note shall be equally secured with and have the same priority as the original indebtedness and is subject to all of the terms and provisions of the Mortgage and other Loan Documents as expressly modified herein.  The undersigned Mortgagor promises to pay the indebtedness evidenced by the Note in accordance with the terms and conditions including the rate of interest and other terms of repayment set forth in the Note.

3.                                       Amendments.  The Note renews and amends the Prior Note in its entirety, and the Loan Documents are hereby modified to provide that the Loan Documents govern and secure the Note, and all references in the Loan Documents to the Note and indebtedness evidenced thereby mean and refer to the Note, and indebtedness thereby.

a.                                       The Loan Agreement is modified in accordance with the Amended and Restated Loan Agreement of even date hereof, and all references in the

Loan Documents to Loan Agreement mean and refer to the Amended and Restated Loan Agreement.

b.                                      The Mortgage and Collateral Assignment are hereby amended as follows:

i.              The payment of the Note is and shall be secured by the liens and security interests created by the Mortgage and Collateral Assignment; and

ii.             All references in the Mortgage or the Collateral Assignment to the original or maximum amount of the principal indebtedness secured thereby shall be deemed and construed to refer to the sum of $4,200,000.00.

4.                                       Modification of Loan Documents.  The terms of the Loan Documents are hereby modified so as to provide that the repayment terms of the indebtedness secured thereby shall also include the repayment terms of the Future Advance as evidenced by the Note.

5.                                       Ratification.  Except as herein modified and amended, the terms and conditions of the Note, the Mortgage, the Loan Documents and all of the documents executed with respect to the foregoing are hereby ratified and affirmed and shall remain in full force and effect.

6.                                       Warranties and Representations.  Mortgagor and Guarantor hereby jointly and severally affirm, warrant and represent that all of the warranties and representations made in the Prior Note, the Mortgage, and the Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that neither Mortgagor nor Guarantor is in default of any of the foregoing nor aware of any default with respect thereto, and that neither Mortgagor nor Guarantor has any defense or right of offset with respect to any indebtedness owed to Mortgagee.  Mortgagor and Guarantor hereby jointly and severally release Mortgagee from any cause of action against it existing as of the date of execution hereof.  The rights and defenses being waived and released hereunder include without limitation any claim or defense based on the Mortgagee having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, that in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

7.                                       Security.  The parties hereto acknowledge and agree that the payment of the Note, and the indebtedness evidenced by it, together with all other indebtedness owed to Mortgagee, is secured by the Loan Documents.

8.                                       Novation.  It is the intent of the parties that this instrument shall not constitute a novation and shall in no way adversely affect the lien priority of the Mortgage and other Loan Documents referred to above.  In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Mortgage or the other Loan Documents, or any of them, over the claims which would otherwise be subordinate thereto, then to the extent so ruled by such court, and to the extent that third persons acquiring an interest in such property as is encumbered by the Mortgage and other Loan Documents between the time of execution of the Mortgage, the other Loan Documents, and the execution hereof, are prejudiced thereby, this Agreement, or such portion hereof as shall be so construed, shall be void and of no force and effect and this Agreement shall constitute, as to that portion, a subordinate lien on the collateral described therein, incorporating by reference the terms of the Mortgage and other Loan Documents, and which Mortgage and the other Loan Documents then shall be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing from the Mortgagor and to the Mortgagee has been paid in full.

9.                                       Guarantor.  Guarantor joins into this Agreement for the purpose of consenting to the terms and conditions of this Agreement, the Note and to the modifications to the Loan Documents, including, but not limited to the modification of the Guaranty Mortgage, made herein and to acknowledge and agree that it is liable in accordance with the terms and conditions of the Guaranty Agreements for the repayment of the indebtedness evidenced by Note and for the performance of Mortgagor’s obligations under the terms of the Loan Documents.

10.                                 Costs.  Mortgagor shall pay all costs of the modification made hereby, to include without limitation attorney’s fees and recording fees, as well as the cost of an endorsement to Mortgagee’s title insurance policy insuring the lien of the Mortgage after the recording of this Agreement and increasing the amount of title insurance to include, without limitation, the Future Advance.  Such costs shall be due at closing hereunder and the payment thereof shall be a condition precedent to Mortgagee’s duties hereunder.  In the event it is determined that additional costs relating to this transaction are due, Mortgagor agrees to pay such costs immediately upon demand.

11.                                 Lien.  Mortgagor warrants and represents that the liens of the Loan Documents are valid liens on the property described therein, as modified hereby, and with a priority as stated herein and as set forth in the Commonwealth Land Title Insurance Corporation Policy No. 507-0004153 and 507-0004154.  If at any time Mortgagee shall determine that the lien priority of its Loan Documents as stated therein is invalid or in jeopardy, or if at any time Mortgagee is unable to obtain title insurance insuring such liens as valid liens with the priority stated therein on the collateral described therein, then Mortgagee shall have the option of declaring the entire indebtedness secured by the Loan Documents, together with all accrued interest to be immediately due and payable in full.

12.                                 Recordation.  The recording of this Agreement in the Public Records of Richland County, South Carolina, shall evidence the closing of the loan transaction described herein.

13.                                 Acknowledgements.  Mortgagor and Guarantor jointly and severally acknowledge that the Loan Documents are in full force and effect, and that no notice limiting the maximum principal amount of the indebtedness secured by the Mortgage has been filed in the public records of the county in which the Mortgage is recorded, nor has any such notice been executed or delivered, unless Mortgagor has given written notice of such event to Mortgagee in a sworn affidavit of even date with this Agreement.  In the event any such notice limiting the principal amount which may be secured by the Mortgage has been recorded, executed or delivered, then this Agreement shall also constitute a rescission of such notice, which notice shall, upon the execution and delivery of this Agreement, be deemed to be void and of no further force or effect.

14.                                 Miscellaneous.

a.                                       Paragraph headings used herein are for convenience only and shall not be construed as controlling the scope of any provision hereof.

b.                                      This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina and of the United States of America and the rules and regulations promulgated under the authority thereof.

c.                                       Time is of the essence of this Agreement.

d.                                      As used herein, the neuter gender shall include the masculine and feminine genders, and vice versa, and the singular the plural, and vice versa, as the context demands.

e.                                       All costs incurred by Mortgagee in enforcing this Agreement and in collection of sums due Mortgagee from Mortgagor and/or any Guarantor, to include, without limitation, reasonable attorney’s fees through all trials, appeals and proceedings, to include, without limitation, any proceedings pursuant to the bankruptcy laws of the United States, shall be paid by Mortgagor and any Guarantor, who shall be jointly and severally liable therefor.

f.                                         This Agreement shall inure to the benefit of and be binding upon the parties hereto as well as their successors and assigns, heirs and personal representatives.

15.                                 Consolidation Note: The Note is given in renewal and consolidation of (i) the principal indebtedness previously evidenced by a Note dated as of March 18, 2004, made by Mortgagor and payable to the order of Mortgagee in the original principal amount of $2,100,000.00 (“Prior Note”) and (ii) a future advance made by Mortgagee to Mortgagor contemporaneously herewith pursuant to the Loan Documents, the maximum principal amount of $2,100,000.00 (the “Future Advance”).  As of the effective date, the outstanding principal balance of the Prior Note is $2,100,000.00.  It is the specific intention of Mortgagor and Mortgagee that while the Note replaces the Prior Note, it is not in payment or satisfaction of the Prior Note, but rather a substitution of one evidence of debt for another, without any intent to extinguish the old.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal on August 4, 2005.

Witnesses:	TEXTRON:

TEXTRON FINANCIAL
CORPORATION, a Delaware corporation
Print Name:

By:
Print Name:
Print Name:	Its:

BORROWER:

GTA STONEHENGE, LLC, a
Print Name:	South Carolina limited liability company

	By:	/s/ W. Bradley Blair, II
Print Name:		W. Bradley Blair, II
President

GUARANTOR:

GOLF TRUST OF AMERICA, L.P., a
Print Name:	Delaware limited partnership

	By:	GTA GP, Inc., a Maryland corporation

	By:	/s/ W. Bradley Blair, II
Print Name:		W. Bradley Blair, II
President

STATE OF
COUNTY OF

The foregoing instrument was acknowledged before me this              day of                     , 2005, by W. Bradley Blair, II, President of GTA STONEHENGE, LLC, a South Carolina limited liability company, on behalf of the corporation.  He is personally known to me or has produced                                          as identification.

NOTARY PUBLIC
Name:
Serial #:
My Commission Expires:

STATE OF
COUNTY OF

The foregoing instrument was acknowledged before me this              day of                     , 2005, by W. Bradley Blair, II, as President of GTA GP, INC., a Maryland corporation, General Partner of Golf Trust of America, L.P., a Delaware limited partnership, on behalf of the partnership and the corporation.  He is personally known to me or has produced                                          as identification.

NOTARY PUBLIC
Name:
Serial #:
My Commission Expires:

STATE OF
COUNTY OF

The foregoing instrument was acknowledged before me this              day of August, 2005, by Jeffrey Burkle, Senior Vice President of TEXTRON FINANCIAL CORPORATION, a Delaware corporation, on behalf of the corporation.  He is personally known to me or has produced                                          as identification.

NOTARY PUBLIC
Name:
Serial #:
My Commission Expires: